Amplify ETF Trust
(the “Trust”)

Amplify Transformational Data Sharing ETF

(the “Fund”)

August 14, 2020

Supplement To the Fund’s Prospectus and Statement of Additional Information
Dated March 2, 2020

Notwithstanding anything to the contrary in the Fund’s prospectus, the fourth paragraph of the section entitled “Principal Investment Strategies” is deleted and replaced in its entirety with the following:

In reviewing the above criteria, the Fund’s portfolio managers actively evaluate the legitimacy of each potential portfolio company’s commitment to transformational data sharing technologies. In addition, the Fund’s portfolio managers will generally construct the portfolio so that it meets the following standards:

•	each security must be listed on a regulated stock exchange in the form of shares tradable for foreign investors without restrictions;
•	at least 90% of securities issued by a U.S. companies must have a minimum market capitalization of at least $75,000,000;
•	each security issued by a non-U.S. company must have a minimum market capitalization of at least $100,000,000; and
•	each security must have a minimum global monthly trading volume of 250,000 shares, or minimum global notional volume traded per month of $25 million, averaged over the last six months.

Notwithstanding anything to the contrary in the Fund’s prospectus, the following risks are added to the section entitled “Additional Information Regarding Fund Risks”:

Cryptocurrency Risk. The Fund may have exposure to cryptocurrencies such as bitcoin indirectly through investment funds, including through an investment in the Bitcoin Investment Trust (“GBTC”), a privately offered, open-end investment vehicle. A cryptocurrency operates without central authority or banks and is not backed by any government. Cryptocurrencies are often referred to as a “virtual currency” or “digital currency,” and operate as a decentralized, peer-to-peer financial exchange and value storage that is used like money. A cryptocurrency is also not a legal tender. Federal, state or foreign governments may restrict the use and exchange of a cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware.

Even when held indirectly, investment vehicles like GBTC may be affected by the high volatility associated with cryptocurrency exposure. Holding a privately offered investment vehicle in its portfolio may cause the Fund to trade at a premium or discount to NAV.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies are uncertain and an investment in cryptocurrencies, even indirectly, may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. The Fund’s investment in GBTC or similar investment vehicle is a grantor trust for U.S. federal income tax purposes, and therefore an investment by the Fund in such an investment will generally be treated as a direct investment in a cryptocurrency for such purposes.

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the following section is added as the last section under the section entitled “Federal Tax Matters”:

Indirect Investments in Cryptocurrencies

The Fund may invest indirectly in bitcoin or other cryptocurrencies indirectly through an investment in Bitcoin Investment Trust (“GBTC”) or another investment vehicle. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies are uncertain and such investments, even indirectly, may produce non-qualifying income for purposes of the favorable U.S. federal income tax treatment generally accorded to regulated investment companies. An investment vehicle such as GBTC is treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by a Fund in GBTC will generally be treated as a direct investment in bitcoin for such purposes.

Please Retain This Supplement for Future Reference.